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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2007

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                             LIGHTSPACE CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                   333-131857              04-3572975
 (State or other jurisdiction   (Commission File No.)       (IRS Employer
      of incorporation)                                  Identification No.)


              529 Main Street, Ste 330
                Boston, Massachusetts                              02129
      (Address of principal executive offices)                  (Zip Code)

                                 (617) 868-1700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(b) On February 15, 2007, Mr. James C. Louney notified Lightspace Corporation (the "Company") that he will resign as Chief Financial Officer of the Company effective February 15, 2007.


A press release issued by the Company in connection with Mr. Louney's resignation is filed with this report as Exhibit 99.1


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibit 99.1 listed in the Exhibit Index immediately preceding such exhibit is furnished with this report.
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Lightspace Corporation

Date: February 20, 2007

                                      By:           /s/ Gary F. Florindo
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                                                      Gary F. Florindo
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit No.  Description
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  99.1       Press Release of Lightspace Corporation, dated February 20, 2007


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